SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   February 26, 2009

Abbott Laboratories

(Exact Name of Registrant as Specified in its Charter)

Illinois

(State or Other Jurisdiction of Incorporation)

1-2189	36-0698440
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Abbott Park Road, Abbott Park, Illinois	60064-6400
(Address of Principal Executive Offices)	(Zip Code)

(847) 937-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement

Abbott Laboratories (“Abbott”) entered into an Underwriting Agreement, dated as of February 26, 2009 (the “Underwriting Agreement”), and a Pricing Agreement, dated as of February 26, 2009 (the “Pricing Agreement”), by and among Abbott and Banc of America Securities LLC, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Greenwich Capital Markets, Inc., as representatives of the several underwriters named on Schedule I to the Pricing Agreement (the “Underwriters”), pursuant to which Abbott has agreed to issue to the Underwriters $2,000,000,000 aggregate principal amount of senior 5.125% Notes due April 1, 2019 (the “2019 Notes”) and $1,000,000,000 aggregate principal amount of senior 6.000% Notes due April 1, 2039 (the “2039 Notes,” and together with the 2019 Notes, the “Debt Securities”). Each series of the Debt Securities is subject to the Registration Statement on Form S-3 (File No. 333-157290) that Abbott filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2009 relating to the public offering from time to time of debt securities of Abbott pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with Abbott’s filing with the SEC of a definitive prospectus supplement, dated February 26, 2009, and prospectus, dated February 12, 2009, relating to the public offering of the Debt Securities, Abbott is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01 - Financial Statements and Exhibits.”

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

99.1	Underwriting Agreement

99.2	Pricing Agreement

99.3	Actions of the Authorized Officers (Exhibits A-1, A-2 and B to Exhibit 99.3 are filed as Exhibits 99.4, 99.5 and 99.2, respectively, to this Form 8-K)

99.4	Form of 2019 Note

99.5	Form of 2039 Note

99.6	Opinion of Mayer Brown LLP

99.7	Consent of Mayer Brown LLP (included in Exhibit 99.6 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abbott Laboratories

March 3, 2009	By:	/s/ Thomas C. Freyman
Name: Thomas C. Freyman
Title: Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Underwriting Agreement

99.2	Pricing Agreement

99.3	Actions of the Authorized Officers (Exhibits A-1, A-2 and B to Exhibit 99.3 are filed as Exhibits 99.4, 99.5 and 99.2, respectively, to this Form 8-K)

99.4	Form of 2019 Note

99.5	Form of 2039 Note

99.6	Opinion of Mayer Brown LLP

99.7	Consent of Mayer Brown LLP (included in Exhibit 99.6 hereto)